Exhibit 99.1

National Vision Holdings, Inc. Announces Repurchase of $218 Million of Convertible Notes and Borrowing of $115 Million in Incremental Term Loans

Duluth, Ga., (August 8, 2024) -- National Vision Holdings, Inc. (NASDAQ: EYE) (“National Vision”) today announced that it has reached agreement to repurchase approximately $218 million aggregate principal amount of its 2.50% Convertible Senior Notes due 2025 (the “2025 Notes” and such repurchase, the “Repurchase Transactions”) for an aggregate cash repurchase price of approximately $215 million plus accrued and unpaid interest on such notes.

National Vision also announced that it has secured commitments to amend its existing credit agreement (the “Credit Agreement”) to provide for, among other things, $115 million of incremental term loans (the “New Term Loans”), which commitments are expected to close and be funded on August 9, 2024. The New Term Loans will have the same terms as the existing term loans under the Credit Agreement and will constitute the same class of loans for all purposes under the Credit Agreement.

National Vision expects to fund the Repurchase Transactions with the proceeds of the New Term Loans, together with cash on hand.

Melissa Rasmussen, Chief Financial Officer of National Vision, said, “We are pleased to be in a position to complete this opportunistic repurchase of the majority of our remaining 2025 Notes outstanding.  We believe the transactions announced today strengthen our balance sheet as we continue to execute a disciplined capital allocation plan, and we remain focused on making prudent decisions that strengthen our foundation for profitable growth.”

The Repurchase Transactions are expected to close on or about August 12, 2024. Following the closing of the Repurchase Transactions, approximately $85 million principal amount of the 2025 Notes will remain outstanding.

This press release is neither an offer to sell nor a solicitation of an offer to buy any securities, nor will there be any offer, solicitation, or sale of any securities in any jurisdiction in which such offer, solicitation or sale would be unlawful.

About National Vision Holdings, Inc.

National Vision Holdings, Inc. (NASDAQ: EYE) is one of the largest optical retail companies in the United States with over 1,200 stores in 38 states and Puerto Rico. With a mission of helping people by making quality eye care and eyewear more affordable and accessible, the company operates four retail brands: America’s Best Contacts & Eyeglasses, Eyeglass World, and Vista Opticals inside select Fred Meyer stores and on select military bases, and e-commerce website DiscountContacts.com, offering a variety of products and services for customers’ eye care needs. For more information, please visit www.nationalvision.com.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”) and Section 21E of the Securities Exchange Act of 1934. These statements include statements related to our current beliefs and expectations regarding the consummation of the Repurchase Transactions and the amendment to the Credit Agreement. You can identify these forward-looking statements by the use of words such as “believes,” “expects,” “potential,” “continues,” “may,” “will,” “should,” “could,” “seeks,” “projects,” “predicts,” “intends,” “plans,” “estimates,” “anticipates” or the negative version of these words or other comparable words. Caution should be taken not to place undue reliance on any forward-looking statement as such statements speak only as of the date when made. We undertake no obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise, except as required by law. Forward-looking statements are not guarantees and are subject to various risks and uncertainties, which may cause actual results to differ materially from those implied in forward-looking statements. Such factors include, but are not limited to, the termination of our partnership with Walmart, including the transition period and other wind down activities, will have an impact on our business, revenues, profitability and cash flows, which impact could be material; market volatility, an overall decline in the health of the economy and other factors impacting consumer spending, including inflation, uncertainty in financial markets, recessionary conditions, escalated interest rates, the timing and issuance of tax refunds, governmental instability, war and natural disasters, may affect consumer purchases, which could reduce demand for our products and materially harm our sales, profitability and financial condition; failure to recruit and retain vision care professionals for in-store roles or to provide remote care offerings could adversely affect our business, financial condition and results of operations; the optical retail industry is highly competitive, and if we do not compete successfully, our business may be adversely impacted; if we fail to open and operate new stores in a timely and cost-effective manner or fail to successfully enter new markets, our financial performance could be materially and adversely affected; if the performance of our Host brands declines or we are unable to maintain or extend our operating relationships with our Host partners, our business, profitability and cash flows may be adversely affected and we may be required to incur impairment charges; we are a low-cost provider and our business model relies on the low-cost of inputs and factors such as wage rate increases, inflation, cost increases, increases in the price of raw materials and energy prices could have a material adverse effect on our business, financial condition and results of operations; we require significant capital to fund our expanding business, including updating our Enterprise Resource Planning (“ERP”) and Customer Relationship Management (“CRM”), and other technological, systems and capabilities; our growth strategy could strain our existing resources and cause the performance of our existing stores to suffer; our success depends upon our marketing, advertising and promotional efforts and if we are unable to implement them successfully or efficiently, or if our competitors are more effective than we are, we may experience a material adverse effect on our business, financial condition and results of operations; we are subject to risks associated with leasing substantial amounts of space, including future increases in occupancy costs; certain technological advances, greater availability of, or increased consumer preferences for, vision correction alternatives to prescription eyeglasses or contact lenses, or future drug development for the correction of vision-related problems may reduce the demand for our products and adversely impact our business and profitability; if we fail to retain our existing senior management team or attract qualified new personnel such failure could have a material adverse effect on our business, financial condition and results of operations; our profitability and cash flows may be negatively affected if we are not successful in managing our inventory balances and inventory shrinkage; our operating results and inventory levels fluctuate on a seasonal basis; our e-commerce and omni-channel business faces distinct risks, and our failure to successfully manage those risks could have a negative impact on our profitability; we depend on our distribution centers and/or optical laboratories; we may incur losses arising from our investments in technological innovators in the optical retail industry, including artificial intelligence, which would negatively affect our financial results; ESG issues, including those related to climate change, could have a material adverse effect on our business, financial condition and results of operations; changing climate and weather patterns leading to severe weather and disasters may cause significant business interruptions and expenditures; future operational success depends on our ability to develop, maintain and extend relationships with managed vision care companies, vision insurance providers and other third-party payors; we face risks associated with vendors from whom our products are sourced and are dependent on a limited number of suppliers; we rely heavily on our information technology systems, as well as those of our vendors, for our business to effectively operate and to safeguard confidential information; any significant failure, inadequacy, interruption or security breach could adversely affect our business, financial condition and operations; we rely on third-party coverage and reimbursement, including government programs, for an increasing portion of our revenues, the future reduction of which could adversely affect our results of operations; we are subject to extensive state, local and federal vision care and healthcare laws and regulations and failure to adhere to such laws and regulations would adversely affect our business; we are subject to managed vision care laws and regulations; we are subject to rapidly changing and increasingly stringent laws, regulations, contractual obligations, and industry standards relating to privacy, data security and data protection which could subject us to liabilities that adversely affect our business, operations and financial performance; we could be adversely affected by product liability, product recall or personal injury issues; failure to comply with laws, regulations and enforcement activities or changes in statutory, regulatory, accounting and other legal requirements could potentially impact our operating and financial results; adverse judgments or settlements resulting from legal proceedings relating to our business operations could materially adversely affect our business, financial condition and results of operations; we may not be able to adequately protect our intellectual property, which could harm the value of our brand and adversely affect our business; we have a significant amount of indebtedness which could adversely affect our business and financial position, including limiting our business flexibility and preventing us from meeting our debt obligations; a change in interest rates may adversely affect our business; our credit agreement contains restrictions that limit our flexibility in operating our business; conversion of the 2025 Notes could dilute the ownership interest of existing stockholders or may otherwise depress the price of our common stock; and risks related to owning our common stock, including our ability to comply with requirements to design and implement and maintain effective internal controls. Additional information about these and other factors that could cause National Vision’s results to differ materially from those described in the forward-looking statements can be found in filings by National Vision with the Securities and Exchange Commission (“SEC”), including our latest Annual Report on Form 10-K and subsequent Quarterly Reports on Form 10-Q, which are accessible on the SEC’s website at www.sec.gov. These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included in this release and in our filings with the SEC.

Investor contact:

investor.relations@nationalvision.com

National Vision Holdings, Inc.

Tamara Gonzalez

ICR, Inc.

Caitlin Churchill

Media contact:

media@nationalvision.com

National Vision Holdings, Inc.

Racheal Peters